Supertel Hospitality, Inc. Reports Third Quarter 2005 Results

NORFOLK, NE - November 15, 2005 - Supertel Hospitality, Inc. (NASDAQ: SPPR), a self-administered real estate investment trust, today announced its results for the third quarter ended September 30, 2005.

"Third quarter revenues increased due to enhanced yield management, while we made further progress on improving labor efficiency, which is critical in our efforts to control hotel operating expenses," said Paul J. Schulte, Chairman, President and CEO of Supertel Hospitality, Inc. "We were also pleased with the continuing improvement in the operating margins of our hotel portfolio."

The Company reported earnings from continuing operations before income taxes of $2,331,000 for the three months ended September 30, 2005 compared to earnings of $1,076,000 from continuing operations before income taxes for the same period ended September 30, 2004. Net earnings were reported of $1,959,000, or $0.16 per diluted share, for the three months ended September 30, 2005, compared with net earnings of $1,281,000, or $0.11 per diluted share, for the same period ended September 30, 2004.

Revenues from continuing operations for the three months ended September 30, 2005 compared to the three months ended September 30, 2004, increased $531,000 or 3.2%. The increase in revenue was primarily a result of an increase in average daily rate (ADR) of $1.04 or 1.9% and a 0.6% increase in occupancy, which resulted in a $1.00 or 2.6% increase of revenue per available room (RevPAR) for the third quarter of 2005, compared to the year-ago period.

Hotel and property operations expenses for the three months ended September 30, 2005 increased $41,000. An increase in franchise fees, advertising, utilities, and management company fees, was partially offset by a decrease in payroll and payroll taxes, benefits, real estate and property taxes, and insurance costs. The three months ended September 30, 2004 included termination and relocation costs of $971,000 primarily related to the termination of a hotel management agreement and the relocation of the company headquarters from Columbia, MD to Norfolk, NE.

The discontinued operations for the three months ended September 30, 2004 reflects revenues and operation expenses related to activity for five hotels classified as discontinued operations. Two of the hotels were sold in that three month period generating a net gain of approximately $347,000. During the same three months ended 2005 there were no hotels sold.

Nine Month Performance

For the nine months ended September 30, 2005, the Company reported earnings from continuing operations before income taxes of $3,238,000 compared to earnings from continuing operations before income taxes of $1,361,000 for the nine months ended September 30, 2004. Net earnings for the nine months ended September 30, 2005 of $3,003,000 or $0.25 per diluted share were reported as compared to $2,202,000 or $0.18 per diluted share for the nine months ended September 30, 2004.

Revenues from continuing operations for the nine months ended September 30, 2005 compared to the nine months ended September 30, 2004, increased $1,003,000. The increase in revenue was primarily a result of an increase in average daily rate
(ADR) of $1.33 or 2.5% with occupancy being flat, which resulted in $0.92 or 2.7% increase of revenue per available room (RevPAR) for the nine months ended September 30, 2005, compared to the year-ago period.

During the same period, hotel and property operations expenses declined $299,000. An increase in franchise fees, advertising, and utilities was more than offset by a decrease in payroll expenses and services, marketing, reservations, and insurance costs. The nine months ended September 30, 2004 included termination and relocation costs of $1,068,000 primarily related to the termination of a hotel management agreement and the relocation of the company headquarters.

The discontinued operations for the nine months ended September 30, 2004 reflect revenues and operation expenses related to activity for five hotels classified as discontinued operations. The hotels sold in the nine months ended September 30, 2004, generated a net gain of approximately $744,000. No hotels were classified as discontinued operations during the nine months ended September 30, 2005.

The Company's continuing operations during both the third quarter of 2005 and the third quarter of 2004, had operating margins (room rentals and other hotel services less hotel and property operations as a percentage of room rentals and other hotel services revenue) for these properties, which increased to 34.9% for the third quarter of 2005, compared with 33.2% in the year-ago period. Operating margin for the nine months ended September 30, 2005 increased to 31.4%, compared with 29.2% in the year-ago period.

Funds from operations (FFO) of $3,626,000, or $0.30 per diluted share, for the third quarter of 2005, is compared to FFO of $2,535,000, or $0.21 per diluted share, for the third quarter of 2004. For the nine months ended September 30, 2005 FFO increased to $7,984,000, or $0.66 per diluted share, compared with $6,318,000, or $0.52 per diluted share, in the year-ago period.

Expansion

The Company acquired a 90-room Sleep Inn Hotel in Omaha, Nebraska on September 1, 2005. On October 13, 2005, it commenced construction on a 41-room Supertel Inn and Conference Center in Creston, Iowa. On November 7, 2005, Supertel acquired 5 hotels with 443 rooms. Four of the hotels are located in Indiana; one is located in North Carolina. A sixth, 135-room hotel, located in Indiana, is under contract and expected to close prior to November 30, 2005.

"These 8 hotels will add 709 rooms to our portfolio," added Schulte. "These properties will expand our presence in Omaha, Nebraska; Creston, Iowa, and North Carolina markets, while the five hotels in Indiana represent a promising new market for Supertel."

Certain matters within this press release are discussed using forward-looking language as specified in the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These risks are discussed in the Company's filings with the Securities and Exchange Commission.

Unaudited
 (in thousands, except per share data)

--------------------------------------------------------------------------------
                                          Three Months Ended    Nine Months
--------------------------------------------------------------------------------
                                              September 30,  Ended September 30,
--------------------------------------------------------------------------------
                                            2005       2004    2005    2004
--------------------------------------------------------------------------------
REVENUES
--------------------------------------------------------------------------------
 Room rentals and other hotel services    $ 17,332 $ 16,813  $ 45,679 $ 44,659
--------------------------------------------------------------------------------
 Other                                          40       28       127      144
--------------------------------------------------------------------------------
                                            17,372   16,841    45,806   44,803
--------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------
 Hotel and property operations              11,278   11,237    31,336   31,635
--------------------------------------------------------------------------------
 Depreciation and amortization               1,668    1,596     4,982    4,776
--------------------------------------------------------------------------------
 General and administrative                    577      516     1,825    1,593
--------------------------------------------------------------------------------
 Termination and relocation costs                -      971         -    1,068
--------------------------------------------------------------------------------
                                            13,523   14,320    38,143   39,072
--------------------------------------------------------------------------------

EARNINGS FROM CONTINUING OPERATIONS
   BEFORE NET GAINS (LOSSES) ON DISPOSITIONS OF
   ASSETS, MINORITY INTEREST
    AND INTEREST EXPENSE                     3,849    2,521     7,663    5,731
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net gains (losses) on dispositions of assets     1       (1)        1       (9)
--------------------------------------------------------------------------------
Interest expense                            (1,446)  (1,389)   (4,245)  (4,197)
--------------------------------------------------------------------------------
Minority interest                              (73)     (55)     (181)    (164)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EARNINGS FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES                       2,331    1,076     3,238    1,361
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Income tax (expense) benefit                  (372)    (200)     (235)     171
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EARNINGS FROM CONTINUING OPERATIONS          1,959      876     3,003    1,532
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Earnings from discontinued
operations - net of income taxes                 -      405         -      670
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET EARNINGS                               $ 1,959  $ 1,281   $ 3,003  $ 2,202
-------------------------------------------=======--=======---=======--=======--


--------------------------------------------------------------------------------
NET EARNINGS PER SHARE - BASIC AND DILUTED:
--------------------------------------------------------------------------------
Continuing operations                       $ 0.16   $ 0.08    $ 0.25   $ 0.13
--------------------------------------------------------------------------------
Discontinued operations                        $ -   $ 0.03       $ -   $ 0.05
--------------------------------------------------------------------------------
Net earnings                                $ 0.16   $ 0.11    $ 0.25   $ 0.18
--------------------------------------------======---======----======---======--

Unaudited
(in thousands, except per share data)

----------------------------------------------------------------------------------------------------------------------------
                                                                       Three months               Nine months
                                                                   ended September 30,         ended September 30,
----------------------------------------------------------------------------------------------------------------------------
                                                                   2005           2004         2005           2004
----------------------------------------------------------------------------------------------------------------------------
Weighted average number of shares outstanding -
  basic and diluted                                               12,064         12,059       12,062         12,053
---------------------------------------------------------------============---============---==========---============

Weighted average number of shares outstanding for
 calculation of FFO per share - basic and diluted                 12,064         12,059       12,062         12,053
---------------------------------------------------------------============---============---==========---============

----------------------------------------------------------------------------------------------------------------------------
Reconciliation of net earnings to FFO
----------------------------------------------------------------------------------------------------------------------------
Net earnings                                                     $ 1,959        $ 1,281      $ 3,003        $ 2,202
----------------------------------------------------------------------------------------------------------------------------
Depreciation and Amortization                                      1,668          1,600        4,982          4,851
----------------------------------------------------------------------------------------------------------------------------
(Gains) losses on disposition of real estate assets                   (1)          (346)          (1)          (735)
----------------------------------------------------------------------------------------------------------------------------
FFO (1)                                                          $ 3,626        $ 2,535      $ 7,984        $ 6,318
---------------------------------------------------------------============---============---===========---===========

----------------------------------------------------------------------------------------------------------------------------
FFO per share - basic and diluted                                 $ 0.30         $ 0.21       $ 0.66         $ 0.52
---------------------------------------------------------------============---============----===========---===========

----------------------------------------------------------------------------------------------------------------------------

(1) FFO is a non-GAAP financial measure. The Company considers FFO to be a market accepted measure of an equity REIT's operating performance, that is necessary, along with net earnings, for an understanding of the Company's operating results. FFO, as defined under the National Association of Real Estate Investment Trusts (NAREIT) standards, consists of net income computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"), excluding gains (or losses) from sales of real estate, plus depreciation and amortization of real estate assets. The Company believes its method of calculating FFO complies with the NAREIT definition. FFO does not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income
(loss) (computed in accordance with GAAP) as an indicator of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to pay dividends or make distributions. All REITs do not calculate FFO in the same manner; therefore, the Company's calculation may not be the same as the calculation of FFO for similar REITs.

The Company uses FFO as a performance measure to facilitate a periodic evaluation of its operating results relative to those of its peers, who, like Supertel Hospitality, Inc., are typically members of NAREIT. The Company considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, the Company believes that FFO provides a meaningful indication of our performance.

The following table sets forth the continuing operations of the Company's hotel properties for the three and nine months ended September 30, 2005 and 2004, respectively. The continuing operations comparisons below include the Company's 70 Hotels. This presentation includes non-GAAP financial measures. The Company believes that the presentation of hotel property operating results on a continuing operations basis is helpful to investors, and represents a more useful description of its core operations, as it better communicates the comparability of its hotels' results.

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Three Months                             Nine Months
                                                                ended September 30,                    ended September 30,
------------------------------------------------------------------------------------------------------------------------------------
                                                                2005          2004                     2005            2004
------------------------------------------------------------------------------------------------------------------------------------
Continuing operations revenue per available room (RevPAR)      $ 38.95      $ 37.95                  $ 34.70         $ 33.78
------------------------------------------------------------------------------------------------------------------------------------
Continuing operations average daily room rate (ADR)            $ 55.92      $ 54.88                  $ 54.11         $ 52.78
------------------------------------------------------------------------------------------------------------------------------------
Continuing operations occupancy percentage                       69.6%        69.2%                    64.1%           64.0%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Room rentals and other hotel services from
continuing operations                                         $ 17,332     $ 16,813                 $ 45,679        $ 44,659
----------------------------------------------------------===============--============-------------============---=================

------------------------------------------------------------------------------------------------------------------------------------
Continuing operations revenue from room rentals and
  other hotel services consists of:
------------------------------------------------------------------------------------------------------------------------------------
    Room rental revenue                                       $ 16,921     $ 16,392                 $ 44,558        $ 43,454
------------------------------------------------------------------------------------------------------------------------------------
    Telephone revenue                                               51           68                      141             194
------------------------------------------------------------------------------------------------------------------------------------
    Other hotel service revenues                                   360          353                      980           1,011
------------------------------------------------------------------------------------------------------------------------------------
Total revenue from room rentals and other hotel services      $ 17,332     $ 16,813                 $ 45,679        $ 44,659
-----------------------------------------------------------=============---============------------============----=================

------------------------------------------------------------------------------------------------------------------------------------
Hotel and property operations expense from
 continuing operations                                        $ 11,278     $ 11,237                 $ 31,336        $ 31,635
-----------------------------------------------------------=============---============------------============----=================

------------------------------------------------------------------------------------------------------------------------------------
Property Operating Income ("POI") (Continuing operations revenue from room rentals and other hotel services
less Continuing operations of hotel and property
 operations expense)                                           $ 6,054      $ 5,576                 $ 14,343        $ 13,024
------------------------------------------------------------=============---============-----------============----=================

------------------------------------------------------------------------------------------------------------------------------------
POI as a percentage of continuing operations revenue from room
  rentals and other hotel services ("POI Margin")                 34.9%       33.2%                    31.4%           29.2%
-------------------------------------------------------------============---===========------------============----=================

------------------------------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET EARNINGS TO POI
------------------------------------------------------------------------------------------------------------------------------------
Net earnings                                                   $ 1,959      $ 1,281                  $ 3,003        $ 2,202
------------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization                                    1,668        1,600                    4,982          4,851
-----------------------------------------------------------------------------------------------------------------------------------
(Gain) loss on disposition of assets                                (1)        (346)                      (1)          (735)
------------------------------------------------------------------------------------------------------------------------------------
Interest expense                                                 1,446        1,394                    4,245          4,221
------------------------------------------------------------------------------------------------------------------------------------
Minority interest                                                   73           55                      181            164
------------------------------------------------------------------------------------------------------------------------------------
General and administrative expense                                 577          516                    1,825          1,593
------------------------------------------------------------------------------------------------------------------------------------
Termination and relocation costs                                     -          971                        -          1,068
------------------------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                       372          144                      235           (193)
------------------------------------------------------------------------------------------------------------------------------------
Other revenues                                                     (40)         (28)                    (127)          (144)
------------------------------------------------------------------------------------------------------------------------------------
Room rentals and other hotel services - discontinued operations      -          (61)                       -           (635)
------------------------------------------------------------------------------------------------------------------------------------
Hotel and property operations expense - discontinued operations      -           50                        -            632
------------------------------------------------------------------------------------------------------------------------------------
POI                                                            $ 6,054      $ 5,576                 $ 14,343       $ 13,024
--------------------------------------------------------------==========----===========------------===========-----=================

CONTACT: Supertel Hospitality, Inc.

Donavon A. Heimes, 402/371-2520